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                                                                    EXHIBIT 10.1

                                OHIO LEGACY CORP

                      OMNIBUS STOCK OPTION, STOCK OWNERSHIP
                          AND LONG TERM INCENTIVE PLAN

         THIS IS THE OMNIBUS STOCK OPTION, STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN ("Plan") of Ohio Legacy Corp (the "Corporation" or "Company"), an Ohio corporation, under which (1) Incentive Stock Options and Non-Qualified Options to acquire shares of the Stock, Restricted Stock, Stock Appreciation Rights, and/or Units may be granted from time to time to Eligible Persons of the Corporation and of any of its subsidiaries (collectively, the "Subsidiaries"), and (2) Non-Qualified Options to acquire shares of the Stock may be granted to Non-Employee Directors of the Corporation or any of its Subsidiaries, subject to the following provisions:

                                    ARTICLE I
                                   DEFINITIONS

         The following terms shall have the meanings set forth below. Additional terms defined in this Plan shall have the meanings ascribed to them when first used herein.

         BOARD.  The Board of Directors of Ohio Legacy Corp.

         CHANGE IN CONTROL TRANSACTION. The dissolution or liquidation of the Corporation; a reorganization, merger or consolidation of the Corporation as a result of which the outstanding securities of the class then subject to Rights hereunder are changed into or exchanged for cash or property or securities (other than securities issued by the Corporation); or a sale of all or substantially all of the assets of the Corporation to, or the acquisition of stock representing more than ten percent (10%) of the voting power of he capital stock of the Corporation then outstanding by, another corporation, bank, other entity or person.

         CODE. The Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

         COMMITTEE. The Compensation Committee of the Board.

         COMMON STOCK. The common stock, without par value, of the Corporation.

         DEATH. The date of death (as established by the relevant death certificate) of an Eligible Person or a Non-Employee Director who has received Rights.

         DIRECTOR OPTION. The award of a Nonqualified Option to a Non-Employee Director pursuant to Article VII.




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         DIRECTOR OPTION AGREEMENT. The agreement entered into with respect to a
Director Option pursuant to Article VII.

         DISABILITY. The date on which an Eligible Person or Non-Employee Director who has received Rights becomes permanently and totally disabled within the meaning of Section 22 (e) (3) of the Code, which shall be determined by the Committee on the basis of such medical or other evidence as it may reasonably require or deem appropriate.

         EFFECTIVE DATE. The date as of which this Plan is effective, which shall be the date it is approved by the Company's shareholders.

         ELIGIBLE PERSONS. Any (i) Employee regularly employed by the Company, or a Subsidiary, (ii) Non-Employee Director of the Company or a Subsidiary, including a Non-Employee Director serving on the Committee, or (iii) consultant to the Company or a Subsidiary, who meets the following conditions:

         (1) If no Registration shall have occurred with respect to the Rights or Stock underlying the Rights granted, such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the receipt and/or exercise of a Right.

         (2) Such individual, being otherwise an Eligible Person under the foregoing items, shall have been selected by the Committee as a person to whom a Right or Rights shall be granted under the Plan.

         EMPLOYEE. An individual with whom the Corporation or a Subsidiary has the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

         FAIR MARKET VALUE. With respect to the Corporation's Common Stock, the market price per share of such Common Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows, as of the date specified in the context within which such term is used:

         (i) if the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date;

         (ii) if the Common Stock was traded over-the-counter on the date in question, and was classified as a national market issue, then the Fair Market Value will be equal to the last transaction price quoted by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), National Market System ("NMS");


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         (iii)    if the Common Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the NASDAQ for such date; and

         (iv) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate, subject to the approval of the Board. In such case, the Committee shall maintain a written record of its method of determining Fair Market Value.

         ISO. An "incentive stock option" as defined in Section 422 of the Code.

         JUST CAUSE TERMINATION. A termination by the Corporation or a Subsidiary of an Eligible Person's employment by the Corporation or the Subsidiary in connection with the good faith determination of the Board or the Board of Directors of the Subsidiary, as applicable, that the Eligible Person is incompetent or otherwise has engaged in any acts involving dishonesty or moral turpitude or in any acts that materially and adversely affect the business, affairs or reputation of the Corporation or the Subsidiary.

         NON-EMPLOYEE DIRECTOR. A director of the Company who is not also an Employee.

         NON-QUALIFIED OPTION. Any Option granted under Article III whether designated by the Committee as a Non-Qualified Option or otherwise, (other than an Option designated by the Committee as an ISO) or any Option designated as an ISO but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder, and any Option granted under Article VII.

         OPTION AGREEMENT. The agreement between the Corporation and an Optionee with respect to Options granted to such Optionee under Article III.

         OPTIONS. ISOs and Non-Qualified Options are collectively referred to herein as "Options"; provided, however, whenever reference is specifically made only to ISOs or Non-Qualified Options, such reference shall be deemed to be made to the exclusion of the other.

         PLAN POOL. A total of one hundred thousand (100,000) shares of authorized, but unissued, Common Stock, as adjusted pursuant to Section 2.3(b), which shall be available as Stock under this Plan.

         REGISTRATION. The registration by the Corporation under the 1933 Act and applicable state "Blue Sky" and securities laws of this Plan, the offering of Rights under this Plan, the offering of Stock under this Plan, and/or the Stock acquirable under this Plan.

         RESTRICTED STOCK. The Stock which a holder shall be awarded with restrictions when, as, in the amounts and with the restrictions described in
Article IV.


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         RESTRICTED STOCK GRANT AGREEMENT. The agreement between the Corporation and a holder with respect to Rights to Restricted Stock, including such terms and provisions as are necessary or appropriate under Article IV.

         RETIREMENT.  "Retirement" shall mean

         (i) the termination of an Eligible Person's employment under conditions which would constitute "normal retirement" or "early retirement" under any tax qualified retirement plan maintained by the Corporation or a Subsidiary, or

         (ii) termination of employment after attaining age 65 (except in the case of a Just Cause Termination).

         RIGHTS. The rights to exercise, purchase or receive any one or more of the Options, Restricted Stock, Units and SARs described herein.

         RIGHTS AGREEMENT. Any of an Option Agreement, a Restricted Stock Grant Agreement, a Unit Agreement, an SAR Agreement, or a Director Option Agreement.

         SAR. The Right of an SAR recipient to receive cash when, as and in the amounts described in Article VI.

         SAR AGREEMENT. The agreement between the Corporation and an SAR recipient with respect to the SAR awarded to the SAR recipient, including such terms and conditions as are necessary or appropriate under Article VI.

         SEC. The Securities and Exchange Commission.

         STOCK. The shares of Common Stock in the Plan Pool available for issuance pursuant to the valid exercise of a Right or on which the cash value of a Right is to be based.

         TAX WITHHOLDING LIABILITY. All federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Corporation or any Subsidiary.

         TRANSFER. The sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, loan, gift, attachment, levy upon, assignment for the benefit of creditors, by operation of law (by will or descent and distribution), transfer by a qualified domestic relations order, a property settlement or maintenance agreement, transfer by result of the bankruptcy laws or otherwise of a share of Stock or of a Right.

         UNITS. The Right of a Unit recipient to receive a combination of cash and Stock when, as and in the amounts described in Article V.


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         UNIT AGREEMENT. The agreement between the Corporation and a Unit recipient with respect to the award of Units to the Unit recipient, including such terms and conditions as are necessary or appropriate under Article V.

         1933 ACT. The Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

         1934 ACT. The Securities Exchange Act of 1934 as amended, together with the rules and regulations promulgated thereunder.

                                   ARTICLE II
                                     GENERAL

SECTION 2.1.  PURPOSE.

         The purpose of this Plan is to attract directors and qualified employees in the employ of the Corporation and its Subsidiaries and motivate them to contribute to the successful performance of the Corporation and its Subsidiaries and the growth of the market value of the Corporation's Common Stock. The Plan aims to unify the interests of such directors and employees with those of shareholders in achieving the Corporation's and Subsidiaries' long-term performance objectives by providing the former with ownership opportunities, and to retain such directors and employees by rewarding them with potentially tax-advantageous future compensation. These objectives will be promoted through the granting of Rights to designated Eligible Persons and Non-employee Directors pursuant to the terms of this Plan.

SECTION 2.2.  ADMINISTRATION.

         (a) The Plan shall be administered by the Committee. Subject to the provisions of SEC Rule 16b-3(d), the Committee may designate any officers or employees of the Corporation or any Subsidiary to assist in the administration of the Plan, to execute documents on behalf of the Committee and to perform such other ministerial duties as may be delegated to them by the Committee.

         (b) Subject to the provisions of the Plan, the determinations and the interpretation and construction of any provision of the Plan by the Committee shall be recommended to the Board for approval, and when so approved by the Board shall be final and conclusive upon persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion, subject to the approval by the Board:

                  (i) to construe and interpret the Plan and all Rights granted hereunder and to determine the terms and provisions (and amendments thereof) of the Rights granted under the Plan (which need not be identical);

                  (ii) to define the terms used in the Plan and in the Rights granted hereunder;

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                  (iii)    to prescribe, amend and rescind the rules and
                           regulations relating to the Plan;

                  (iv) to determine the Eligible Persons to whom and the time or times at which such Rights shall be granted, the number of shares of Stock, as and when applicable, to be subject to each Right, the exercise price or other relevant purchase price or value pertaining to a Right, and the determination of leaves of absence which may be granted to Eligible Persons without constituting a termination of their employment for the purposes of the Plan; and

                  (v) to make all other determinations and interpretations necessary or advisable for the administration of the Plan.

         (c) Notwithstanding the foregoing, or any other provision of this Plan, the Committee will have no authority to determine any matters, or exercise any discretion, to the extent that the power to make such determinations or to exercise such discretion would cause the loss of the exemption under SEC Rule 16b-3 of any grant or award hereunder.

         (d) It shall be in the discretion of the Committee, subject to approval by the Board, to grant Options to purchase shares of Stock which qualify as ISOs under the Code or which will be given tax treatment as Non-Qualified Options. Any Options granted which fail to satisfy the requirements for ISOs shall become Non-Qualified Options.

         (e) The intent of the Corporation is to effect the Registration. In such event, the Corporation shall make available to Eligible Persons and Non-Employee Directors receiving Rights and/or shares of Stock in connection therewith all disclosure documents required under such federal and state laws. If such Registration shall not occur, the Committee shall be responsible for supplying the recipient of a Right and/or shares of Stock in connection therewith with such information about the Corporation as is contemplated by the federal and state securities laws in connection with exemptions from the registration requirements of such laws, as well as providing the recipient of a Right with the opportunity to ask questions and receive answers concerning the Corporation and the terms and conditions of the Rights granted under this Plan.

                  In addition, if such Registration shall not occur, the Committee shall be responsible, subject to approval by the Board, for determining the maximum number of Eligible Persons and Non-Employee Directors and the suitability of particular persons to be Eligible Persons in order to comply with applicable federal and state securities statutes and regulations governing such exemptions.


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         (f)      In determining the Eligible Persons to whom Rights may be
                  granted and the number of shares of Stock to be covered by each Right, the Committee and the Board shall take into account the nature of the services rendered by such Eligible Persons, their present and potential contributions to the success of the Corporation and/or a Subsidiary and such other factors as the Committee and the Board shall deem relevant. An Eligible Person who has been granted a Right under this Plan may be granted an additional Right or Rights under this Plan if the Committee and the Board shall so determine. If, pursuant to the terms of this Plan, or otherwise in connection with this Plan, it is necessary that the percentage of stock ownership of an Eligible Person be determined, the ownership attribution provisions set forth in Section 424(d) of the Code shall be controlling.

         (g) With the exception of Director Options, the granting of Rights pursuant to this Plan is in the exclusive discretion of the Board, and until the Board acts, no individual other than a Non-Employee Director shall have any rights under this Plan. The terms of this Plan shall be interpreted in accordance with this intent.

SECTION 2.3.  STOCK AVAILABLE FOR RIGHTS.

         (a) Shares of the Stock shall be subject to, or underlying, grants of Options, Restricted Stock, SARs and Units under this Plan. The total number of shares of Stock for which, or with respect to which, Rights may be granted (including the number of shares of Stock in respect of which SARs and Units may be granted) under this Plan shall be those designated in the Plan Pool. In the event that a Right granted under this Plan to any Eligible Person or Non-Employee Director expires or is terminated unexercised as to any shares of Stock covered thereby, such shares thereafter shall be deemed available in the Plan Pool for the granting of Rights under this Plan; provided, however, if the expiration or termination date of a Right is beyond the term of existence of this Plan as described in Section 8.3, then any shares of Stock covered by unexercised or terminated Rights shall not reactivate the existence of this Plan.

         (b) In the event the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of securities as a result of a stock split, reverse stock split, stock dividend, recapitalization, merger, share exchange acquisition, combination or reclassification, appropriate proportionate adjustments will be made in: (i) the aggregate number and/or kind of shares of Stock in the Plan Pool that may be issued pursuant to the exercise of, or that are underlying, Rights granted hereunder;
                  (ii) the exercise or other purchase price or value pertaining to, and the number and/or kind of shares of Stock called for with respect to, or underlying, each outstanding Right granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan or any Rights Agreement. Any such adjustments will be made only by the Committee, subject to approval by the Board, and when so approved will be effective, conclusive and binding for all purposes with respect to this Plan and all Rights then outstanding. No such adjustments will be required by reason of


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                  (i) the issuance or sale by the Corporation for cash of
                  additional shares of its Common Stock or securities convertible into or exchangeable for shares of its Common Stock, or (ii) the issuance of shares of Common Stock in exchange for shares of the capital stock of any corporation, financial institution or other organization acquired by the Corporation or any Subsidiary in connection therewith.

         (c) The grant of a Right pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate, or sell, or transfer all or any part of its business or assets.

         (d) No fractional shares of Stock shall be issued under this Plan for any adjustment under Section 2.3(b).

SECTION 2.4.  SEVERABLE PROVISIONS.

         The Corporation intends that the provisions of each of Articles III, IV, V, VI and VII, in each case together with Articles I, II and VIII, shall each be deemed to be effective on an independent basis, and that if one or more of such Articles, or the operative provisions thereof, shall be deemed invalid, void or voidable, the remainder of such Articles shall continue in full force and effect.

                                   ARTICLE III
                         DISCRETIONARY GRANT OF OPTIONS

SECTION 3.1.  GRANT OF OPTIONS.

         (a) The Company may grant Options to Eligible Persons as provided in this Article III. Options will be deemed granted pursuant to this Article III only upon (i) authorization by the Committee, (ii) the approval of such grant by the Board, and
                  (iii) the execution and delivery of an Option Agreement by the Eligible Person optionee (the "Optionee") and a duly authorized officer of the Company. Options will not be deemed granted hereunder merely upon authorization of such grant by the Committee. The aggregate number of shares of Stock potentially acquirable under all Options granted shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquired under, or underlying, all other Rights outstanding under this Plan.

         (b) Subject to approval by the Board, the Committee shall designate Options at the time a grant is authorized as either ISOs or Non-Qualified Options, provided that only those Eligible Persons who are Employees of the Corporation or a Subsidiary are eligible to receive ISOs. In accordance with
                  Section 422(d) of the Code, the aggregate Fair Market Value (determined as of the date an ISO is granted) of the shares of Stock as to which an ISO may first become exercisable by an Optionee

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                  in a particular calendar year (pursuant to Article III and all other plans of the Company and/or its Subsidiaries) may not exceed $100,000 (the "$100,000 Limitation"). If an Optionee is granted Options in excess of the $100,000 Limitation, or if such Options otherwise become exercisable with respect to a number of shares of Stock which would exceed the $100,000 Limitation, such excess Options shall be Non-Qualified
                  Options.

SECTION 3.2.  EXERCISE PRICE.

         (a) Subject to approval by the Board, the initial exercise price of each Option granted under this Plan (the "Exercise Price") shall be determined by the Committee in its sole discretion; provided, however, that the Exercise Price of an ISO shall not be less than (i) the Fair Market Value of the Common Stock on the date of grant of the Option, in the case of any Eligible Person who does not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of the capital stock of the Company (within the meaning of Section 422(b)(6) of the Code), or (ii) one hundred ten percent (110%) of such Fair Market Value in the case of any Eligible Person who owns stock in excess of such amount.

         (b)      Subject to the approval of the Board and the provisions of
                  Section 3.2(a) (as to the establishment of the Exercise Price of an Option on the date of grant), the Committee may establish that the Exercise Price of an Option shall be adjusted upward or downward, on a quarterly basis based upon the market value performance of the Common Stock in comparison with the aggregate market value performance of one or more indices composed of publicly-traded financial institutions and financial institution holding companies deemed by the Committee to be similar (in terms of asset size, capitalization, trading volumes and other factors deemed relevant by the Committee) to the Company (an "Index" and the "Indices"); provided, however, that the Exercise Price of an ISO shall not be adjustable if, under the Code, such adjustable Exercise Price would disqualify the ISO as an ISO. The Committee may utilize Indices published by third parties and/or may construct one or more Indices meeting the characteristics described above. The Indices utilized will be recalculated quarterly, including in such quarterly recalculation such adjustments for stock splits, reverse stock splits and stock dividends of the companies in the indices and of the Company as are appropriate. Each such Index shall include no fewer than fifteen (15) publicly-traded financial institutions and financial institution holding companies. If more than one Index is utilized by the Committee, it may give such weighting to each Index utilized as the Committee may determine in its sole discretion, consistent with the provisions of this Article III.

SECTION 3.3.  TERMS AND CONDITIONS OF OPTIONS.

         (a) All Options must be granted within ten (10) years of the Effective Date.


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         (b)      The Committee, subject to approval by the Board, may grant
                  ISOs and Non-Qualified Options, either separately or jointly, to an Eligible Person.

         (c) Each grant of Options shall be evidenced by an Option Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this
                  Article III.

         (d) At the discretion of the Committee, an Optionee, as a condition to the granting of an Option, must execute and deliver to the Company a confidentiality agreement approved by the Committee.

         (e) Nothing contained in Article III, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Article III will confer upon any Optionee any right with respect to the continuation of his or her status as an Employee of the Company or any of its Subsidiaries.

         (f) Except as otherwise provided herein, each Option Agreement may specify the period or periods of time within which each Option or portion thereof will first become exercisable (the "Vesting Period") with respect to the total number of shares of Stock acquirable thereunder. Such Vesting Periods will be fixed by the Committee in its sole discretion, and may be accelerated or shortened by the Committee in its sole discretion; provided, however, that the Vesting Period for any portion of each ISO shall be at least one year (1) from the date such Option was granted.

         (g) Not less than one hundred (100) shares of Stock may be purchased at any one time through the exercise of an Option unless the number purchased is the total number at that time purchasable under all Options granted to the Optionee.

         (h) An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Stock covered by Options granted to the Optionee until payment in full of the Exercise Price by such Optionee for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 3.2(b).

         (i) In the sole discretion of the Committee, all shares of Stock obtained pursuant to an Option which qualifies as an ISO shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the ISO or (ii) one (1) year after the issuance of such shares pursuant to the exercise of the ISO. Such shares of Stock shall be held by the Company or its designee. The Optionee who has exercised the ISO shall have all rights of a shareholder, including, but not limited to, the rights to vote, receive dividends and sell such shares. The sole purpose of the escrow is to inform the Company of a


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                  disqualifying disposition of the shares of Stock acquired
                  within the meaning of Section 422 of the Code, and it shall be administered solely for this purpose.

         (j)      Additionally and notwithstanding any other provisions of this
                  Article III, no shares of Stock obtained pursuant to an Option may be Transferred until at least six (6) months and one (1) day shall have elapsed since the date such Option was granted.

SECTION 3.4.  EXERCISE OF OPTIONS.

         (a) An Optionee must be an Eligible Person at all times from the date of grant until the exercise of the Options granted, except as provided in Section 3.5(b).

         (b) An Option may be exercised to the extent exercisable (i) by giving written notice of exercise to the Company, specifying the number of full shares of Stock to be purchased and, if applicable, accompanied by full payment of the Exercise Price thereof and the amount of the Tax Withholding Liability pursuant to Section 3.4(c) below; and (ii) by giving assurances satisfactory to the Company that the shares of Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event the prior occurrence of the Registration or in the event resale of such Stock without such Registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act or any other applicable law, regulation or rule of any governmental agency.

         (c) As a condition to the issuance of the shares of Stock upon full or partial exercise of a Non-Qualified Option, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Company's Tax Withholding Liability required in connection with such exercise.

         (d) The Exercise Price of an Option shall be payable to the Company either (i) in United States dollars, in cash or by check, or money order payable to the order of the Company, or
                  (ii) at the discretion of the Committee and the Board, through the delivery of shares of Stock owned by the Optionee (including, if the Committee so permits, a portion of the shares of Stock as to which the Option is then being exercised) having a Fair Market Value as of the date of delivery equal to the Exercise Price, or (iii) at the discretion of the Committee and the Board, by a combination of
                  (i) and (ii) above, or (iv) at the discretion of the Committee and the Board, by the delivery (on a form approved by the Committee) of an irrevocable direction to a securities broker approved by the Committee to sell the shares of Stock as to which the Option is then being exercised and to deliver such portion of the sales proceeds to the Company as is necessary in payment of all of the Exercise Price and all withholding taxes required to be withheld by the


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                  Company by reason of such exercise. No shares of Stock shall be delivered until full payment has been made.

SECTION 3.5.  TERM AND TERMINATION OF OPTION.

         (a) Subject to approval by the Board, the Committee shall determine, and each Option Agreement shall state, the expiration date or dates of each Option, but such expiration date shall be not later than ten (10) years after the date such Option was granted (the "Option Period"). In the event an ISO is granted to a 10% Shareholder, the expiration date or dates of each Option Period shall be not later than five (5) years after the date such Option is granted. Subject to approval by the Board, the Committee may extend the expiration date or dates of an Option Period of any Non-Qualified Option after such date was originally set; provided, however such expiration date may not exceed the maximum expiration date described in this Section 3.5(a).

         (b) To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that, subject to the provisions of Section 3.5(a), each ISO will terminate upon the earlier of: (i) ninety (90) days after the date that the Optionee ceases to be an Eligible Person for any reason, other than by reason of Death, Disability, or a Just Cause Termination; (ii) twelve (12) months after the date that the Optionee ceases to be an Eligible Person by reason of Disability; or (iii) immediately as of the date that the Optionee ceases to be an Eligible Person by reason of a Just Cause Termination. The Committee may, subject to approval by the Board, specify other events that will result in the termination of an ISO (including, without limitation, termination of employment by reason of Death). In the case of Non-Qualified Options, the Committee shall have discretion, subject to approval by the Board, to specify what, if any, events will terminate the Option prior to the expiration of the Option Period.

SECTION 3.6.  CHANGE IN CONTROL TRANSACTION.

         At any time prior to the date of consummation of a Change in Control Transaction, the Committee may, in its absolute discretion, determine that all or any part of the Options theretofore granted under this Article III shall become immediately exercisable in full and may thereafter be exercised at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an "excess parachute payment" within the meaning of Section 280G of the Code). Any Option that has not been fully exercised before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all Options theretofore granted, or the substitution for such Options of options to acquire the voting stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Options theretofore granted shall continue in the manner and under the terms so provided.

SECTION 3.7.  RESTRICTIONS ON TRANSFER.

         An Option granted under Article III may not be Transferred except by last will and testament or the laws of descent and distribution and, during the lifetime of the Optionee to whom it was granted, may be exercised only by such Optionee.

SECTION 3.8.  STOCK CERTIFICATES.

         Certificates representing the Stock issued pursuant to the exercise of options will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a "stop transfer" order against such shares of Stock until all restrictions and conditions set forth in this Article III, the applicable Option Agreement, and in the legends referred to in this
Section 3.8 have been complied with.

SECTION 3.9.  AMENDMENT AND DISCONTINUANCE.

         The Board may amend, suspend or discontinue the provisions of this
Article III at any time or from time to time; provided that no action of the Board will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose; and, provided, further, that no such action may, without the approval of the shareholders of the Company, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Persons or materially modify eligibility requirements for participation under this Article III. Moreover, no such action may alter or impair any Option previously granted under this Article III without the consent of the applicable Optionee.

SECTION 3.10.  COMPLIANCE WITH RULE 16b-3.

         With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article III are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article III or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee and the Board.

                                   ARTICLE IV
                     DISCRETIONARY GRANT OF RESTRICTED STOCK

SECTION 4.1.  GRANTS OF RESTRICTED STOCK.

         (a) The Company may issue Restricted Stock to Eligible Persons as provided in this Article IV. Restricted Stock will be deemed issued only upon (i) authorization by the Committee, (ii) approval by the Board, and (iii) the execution and delivery of a Restricted Stock Grant Agreement by the Eligible Person to whom such

                  Restricted Stock is to be issued (the "holder") and a duly authorized officer of the Company. Restricted Stock will not be deemed to have been issued merely upon authorization by the Committee.

         (b) Each issuance of Restricted Stock pursuant to this Article IV will be evidenced by a Restricted Stock Grant Agreement between the Company and the holder in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article IV. Each Restricted Stock Grant Agreement will specify the purchase price per share, if any, paid by the holder for the Restricted Stock, such amount to be fixed by the Committee and the Board.

         (c) Without limiting the foregoing, each Restricted Stock Grant Agreement shall set forth the terms and conditions of any forfeiture provisions regarding the Restricted Stock, (including any provisions for accelerated vesting in the event of a Change in Control Transaction) as determined by the Committee and the Board.

         (d) At the discretion of the Committee, the holder, as a condition to such issuance, may be required (i) to execute and deliver to the Company a confidentiality agreement approved by the Committee, and/or (ii) to pay to the Corporation in cash, or in such other form as the Committee may determine in its discretion, the amount of the Corporation's Tax Withholding Liability required in connection with such issuance.

         (e) Nothing contained in this Article IV, any Restricted Stock Grant Agreement or in any other agreement executed in connection with the issuance of Restricted Stock under this
                  Article IV will confer upon any holder any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

SECTION 4.2.  RESTRICTIONS ON TRANSFER OF RESTRICTED STOCK.

         (a) Shares of Restricted Stock acquired by a holder may be Transferred only in accordance with the specific limitations on the Transfer of Restricted Stock imposed by applicable state or federal securities laws or as set forth below, and subject to certain undertakings of the transferee set forth in
                  Section 4.2(c). All Transfers of Restricted Stock not meeting the conditions set forth in this Section 4.2(a) are expressly prohibited. Certificates for shares of Restricted Stock shall bear the following legend:

                           The shares of Common Stock represented by this certificate are subject to restrictions set out in an agreement between the registered owner and the Company which is on file with the Secretary of the Company. No sale, transfer, assignment, pledge or other encumbrance or disposition of the shares represented by this certificate is authorized or shall be recognized by the Company except specifically in accordance with said agreement.

         (b) Any prohibited Transfer of Restricted Stock is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this Section 4.2(b), and/or exercise any other legal or equitable remedy.

         (c) Any Transfer of Restricted Stock that would otherwise be permitted under the terms of this Plan is prohibited unless the transferee executes such documents as the Company may reasonably require to ensure that the Company's rights under a Restricted Stock Grant Agreement and this Article IV are adequately protected with respect to the Restricted Stock so Transferred. Such documents may include, without limitation, an agreement by the transferee to be bound by all of the terms of this Plan applicable to Restricted Stock and of the applicable Restricted Stock Grant Agreement, as if the transferee were the original holder of such Restricted Stock.

         (d) To facilitate the enforcement of the restrictions on Transfer set forth in this Article IV, the Committee may, at its discretion, require the holder of shares of Restricted Stock to deliver the certificate(s) for such shares with a stock power executed in blank by the holder and the holder's spouse, to the Secretary of the Company or his or her designee, and the Company may hold said certificate(s) and stock power(s) in escrow and take all such actions as are necessary to insure that all Transfers and/or releases are made in accordance with the terms of this Plan. The certificates may be held in escrow so long as the shares of Restricted Stock whose ownership they evidence are subject to any restriction on Transfer under this
                  Article IV or under a Restricted Stock Grant Agreement. Each holder acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this Article IV, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to a Restricted Stock Grant Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

SECTION 4.3.  COMPLIANCE WITH LAW.

         Notwithstanding any other provision of this Article IV, Restricted Stock may be issued pursuant to this Article IV only after there has been compliance with all applicable federal and state securities laws, and such issuance will be subject to this overriding condition. The Company may include shares of Restricted Stock in a Registration, but will not be required to register or qualify Restricted Stock with the SEC or any state agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Person would be issued Restricted Stock hereunder prior to such issuance.

SECTION 4.4.  STOCK CERTIFICATES.

         Certificates representing the Restricted Stock issued pursuant to this
Article IV will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a "stop transfer" order against shares of Restricted Stock until all restrictions and conditions set forth in this
Article IV, the applicable Restricted Stock Grant Agreement and the legends referred to in this Section 4.4 have been complied with.

SECTION 4.5.  MARKET STANDOFF.

         To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no holder of any shares of Restricted Stock will Transfer any such shares not included in such underwriting, or not previously registered in a Registration, during the one hundred twenty (120) day period following the effective date of the registration statement filed with the SEC under the 1933 Act in connection with such offering.

SECTION 4.6.  AMENDMENT AND DISCONTINUANCE.

         The Board may amend, suspend or discontinue this Article IV at any time or from time to time; provided, that no such action of the Board shall alter or impair any rights previously granted to holders under this Article IV without the consent of such affected holders; and provided, further, that no such action may, without the approval of the Company's shareholders, materially increase (other than by reason of all adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Persons under this Article IV or materially modify the requirements as to eligibility for participation under this Article IV. Moreover, no such action may alter or impair any Restricted Stock previously granted under this Article IV with the consent of the applicable holder.

SECTION 4.7.  COMPLIANCE WITH RULE 16b-3.

         With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article IV are intended to comply with all applicable conditions of Rule 16b-3 and/or its successor Rules under the 1934 Act. To the extent any provision of this Article IV or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee and the Board.

                                    ARTICLE V
                        DISCRETIONARY GRANT OF LONG-TERM
                          INCENTIVE COMPENSATION UNITS

SECTION 5.1.  AWARDS OF UNITS.

         (a) The Company may grant awards of Units to Eligible Persons as provided in this Article V. Units will be deemed granted only upon (i) authorization by the Committee, (ii) approval by the Board, and (iii) the execution and delivery of a Unit Agreement by the Eligible Person to whom Units are to be granted (a "Unit recipient") and an authorized officer of the Company. Units will not be deemed granted merely upon authorization by the Committee. Units may be granted at such times, in such amounts and to such Unit recipients as the Committee may determine, subject to approval by the Board and to the limitations and the terms and conditions in Sections
                  5.2 and 5.3 below.

         (b) Each grant of Units pursuant to this Article V will be evidenced by a Unit Award Agreement between the Company and the Unit recipient in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article V.

         (c) Except as otherwise provided herein, Units will be distributed only after the end of a performance period of ____ or more years ("Performance Period") beginning with the year in which such Units were awarded. The Performance Period shall be set by the Committee and the Board for each year's awards.

         (d) The percentage of the Units awarded under this Section 5.1 or credited pursuant to Section 5.5 that will be distributed to Unit recipients shall depend on the levels of financial performance and other performance objectives achieved during each year of the Performance Period; provided, however, that the Committee may, subject to approval of the Board, adopt one or more performance categories or eliminate all performance categories other than financial performance. Financial performance shall be based on the consolidated results of the Company and its Subsidiaries prepared on the same basis as the financial statements published for financial reporting purposes and determined in accordance with Section 5.1(e) below. Other performance categories adopted by the Committee shall be based on measurements of performance as the Committee shall deem appropriate.

         (e) Distributions of Units awarded will be based on the Company's financial performance with results from other performance categories applied as a factor, not exceeding one (1), against financial results. The annual financial and other performance results will be averaged over the Performance Period and translated into percentage factors according to granted criteria established by the Committee, subject to approval of the Board, for the entire Performance Period. The resulting percentage factors shall determine the percentage of Units to be distributed. No distributions of Units, based on financial performance and other performance, shall be made if a minimum average percentage of the applicable measurement of performance, to be established by the Committee and approved by the Board, is not achieved for the Performance Period. The performance levels achieved for each Performance Period and percentage of Units to be distributed shall be conclusively determined by the Committee, subject to approval by the Board.

         (f) The percentage of Units awarded which Unit recipients become entitled to receive based on the levels of performance (including those units credited under Section 5.5) will be determined as soon as practicable after each Performance Period and are called "Retained Units."

         (g) As soon as practical after determination of the number of Retained Units, such Retained Units shall be distributed in the form of a combination of shares and cash in the relative percentages as between the two as determined by the Committee, subject to approval by the Board. The Units awarded, but which Unit recipients do not become entitled to receive shall be canceled.

         (h) Notwithstanding any other provision in this Article V, the Committee, if it determines that it is necessary or advisable under the circumstances, may, subject to approval by the Board, adopt rules pursuant to which Eligible Persons by virtue of hire, or promotion or special individual circumstances, may be granted the total award of Units or any portion thereof, with respect to one or more Performance Periods that began in prior years and at the time of the awards have not yet been completed.

SECTION 5.2.  LIMITATIONS.

         The aggregate number of shares of Stock potentially distributable under all Units granted, including those Units credited pursuant to Section 5.5, shall not exceed the total number of Stock remaining in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

SECTION 5.3.  TERMS AND CONDITIONS.

         (a) All awards of Units must be made within ten (10) years of the Effective Date.

         (b) The award of Units shall be evidenced by a Unit Award Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this
                  Article V.

         (c) At the discretion of the Committee and the Board, a Unit recipient, as a condition to the award of Units, may be required to execute and deliver to the Company a confidentiality agreement approved by the Committee.

         (d) Nothing contained in this Article V, any Unit Award Agreement or in any other agreement executed in connection with the award of Units under this Article V will confer upon any Unit recipient any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

         (e) A Unit recipient shall have no rights as a shareholder of the Company with respect to any Units until the distribution of shares of Stock in connection therewith. No adjustment shall be made in the number of Units for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 5.6(a).

SECTION 5.4.  SPECIAL DISTRIBUTION RULES.

         (a) Except as otherwise provided in this Section 5.4, a Unit recipient must be an Eligible Person from the date a Unit is awarded to him or her continuously through and including the date of distribution of such Unit.

         (b) In case of the Death or Disability of a Unit recipient prior to the end of any Performance Period, the number of Units awarded to the Unit recipient for such Performance Period shall be reduced pro rata based on the number of months remaining in the Performance Period after the month of Death or Disability. The remaining Units, reduced in the discretion of the Committee and the Board to the percentage indicated by the levels of performance achieved prior to the date of Death or Disability, if any, shall be distributed within a reasonable time after Death or Disability. All other Units awarded to the Unit recipient for such Performance Period shall be canceled.

         (c) If Unit recipient enters into Retirement prior to the end of any Performance Period, the Units awarded to such Unit recipient under this Article V and not yet distributed shall be prorated to the end of the year in which such Retirement occurs and distributed at the end of the Performance Period based upon the Company's performance for such period.

         (d) In the event of the termination of the Unit recipient's status as an Eligible Person prior to the end of any Performance Period for any reason other than Death, Disability or Retirement, all Units awarded to the Unit recipient with respect to any such Performance Period shall be immediately forfeited and canceled.

SECTION 5.5.  DIVIDEND EQUIVALENT UNITS.

         On each record date for dividends on the Common Stock, an amount equal to the dividend payable on one share of Common Stock will be determined and credited (the "Dividend Equivalent Credit") on the payment date to each Unit recipient's account for each Unit which has been awarded to the Unit recipient and not distributed or canceled. Such amount will be converted within the account to an additional number of Units equal to the number of shares of Common Stock that could be purchased at Fair Market Value on such dividend payment date.

These Units will be treated for purposes of this Article V in the same manner as those Units granted pursuant to Section 5.1.

SECTION 5.6.  ADJUSTMENTS.

         (a) In addition to the provisions of Section 2.3(b), if an extraordinary change occurs during a Performance Period which significantly alters the basis upon which the performance levels were established under Section 5.1 for that Performance Period, to avoid distortion in the operation of this Article V, but subject to Section 5.2, the Committee may, subject to approval by the Board, make adjustments in such performance levels to preserve the incentive features of this Article V, whether before or after the end of the Performance Period, to the extent it deems appropriate in its sole discretion, which adjustments shall be conclusive and binding upon all parties concerned. Such changes may include, without limitation, adoption of, or changes in, accounting practices, tax laws and regulatory or other laws or regulations; economic changes not in the ordinary course of business cycles; or compliance with judicial decrees or other legal authorities.

         (b) At any time prior to the date of consummation of a Change in Control Transaction, the Committee may, subject to approval by the Board, determine that all or any part of the Units theretofore awarded under this Article V shall become immediately distributable (reduced pro rata based on the number of months remaining in the Performance Period after the consummation of the Change in Control Transaction) and may thereafter be distributed at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of distribution would result in an "excess parachute payment" within the meaning of Section 280G of the Code). Any Units that have not been distributed before the date of consummation of Use Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all awards of Units theretofore made, or the substitution for such units of awards of compensation units having comparable characteristics under a long term incentive award plan of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments, in which event the awards of Units theretofore made shall continue in the manner and under the terms so provided.

SECTION 5.7.  OTHER CONDITIONS.

         (a) No person shall have any claim to be granted an award of Units under this Article V and there is no obligation for uniformity of treatment of Eligible Persons or Unit recipients under this
                  Article IV.

         (b) The Company shall have the right to deduct from any distribution or payment in cash under this Article V, and the Unit recipient or other person receiving shares of Stock under this Article V shall be required to pay to the Company, any Tax Withholding Liability. The number of shares of Stock to be distributed to any individual Unit recipient may be reduced by the number of shares of Stock, the Fair Market Value of which on the Distribution Date (as defined in Section 5.7(d) below) is equivalent to the cash necessary to pay any Tax Withholding Liability, where the cash to be distributed is not sufficient to pay such Tax Withholding Liability, or the Unit recipient may deliver to the Company cash sufficient to pay such Tax Withholding Liability.

         (c) Any distribution of shares of Stock under this Article V may be delayed until the requirements of any applicable laws or regulations, and any stock exchange or NASDAQ-NMS requirements, are satisfied. The shares of Stock distributed under this Article V shall be subject to such restrictions and conditions on disposition as counsel for the Company shall determine to be desirable or necessary under applicable law.

         (d) For the purpose of distribution of Units in cash, the value of a Unit shall be the Fair Market Value on the Distribution Date. Except as otherwise determined by the Committee, the "Distribution Date" shall be the date upon which the Unit recipient or other person is entitled to receive such distribution.

         (e) Notwithstanding any other provision of this Article V, no Dividend Equivalent Credits shall be made and no distributions of Units shall be made if at the time a Dividend Equivalent Credit or distribution would otherwise have been made:

                  (i) The regular quarterly dividend on the Common Stock has been omitted and not subsequently paid or there exists any default in payment of dividends on any such outstanding shares of capital stock of the
                           Corporation:

                  (ii) The rate of dividends on the Common Stock is lower than at the time the Units to which the Dividend Equivalent Credit relates were awarded, adjusted for any change of the type referred to in Section 2.3(b).

                  (iii) Estimated consolidated net income of the Corporation for the twelve month period preceding the month the Dividend Equivalent Credit or distribution would otherwise have been made is less than the sum of the amount of the Dividend Equivalent Credits and Units eligible for distribution under this Article V in that month plus all dividends applicable to such period on an accrual basis, either paid, declared or accrued at the most recently paid rate, on all outstanding shares of Common Stock; or

                  (iv) The Dividend Equivalent Credit or distribution would result in a default in any agreement by which the Corporation is bound.

         (f) In the event net income available under Section 5.7(e) above for Dividend Equivalent Credits and awards eligible for distribution under this Article V is sufficient to cover part but not all of such amounts, the following order shall be applied in making payments: (i) Dividend Equivalent Credits, and then (ii) Units eligible for distribution under this
                  Article V.

SECTION 5.8.  DESIGNATION OF BENEFICIARIES.

         A Unit recipient may designate a beneficiary or beneficiaries to receive all or part of the Stock and/or cash to be distributed to the Unit recipient under this Article V in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the Unit recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the Unit recipient and delivered to the Corporation prior to the Unit recipient's Death. In case of the Unit recipient's Death, any amounts to be distributed to the Unit recipient under this Article V with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article V to the designated beneficiary or beneficiaries. The amount distributable to a Unit recipient upon Death and not subject to such a designation shall be distributed to the Unit recipient's estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article V, the amount in question may be paid to the estate of the Unit recipient, in which event the Corporation shall have no further liability to anyone with respect to such amount.

SECTION 5.9.  RESTRICTIONS ON TRANSFER.

         Units granted under Article V may not be Transferred, except as provided in Section 5.8, and, during the lifetime of the Unit recipient to whom it was awarded, cash and stock receivable with respect to Units may be received only by such Unit recipient.

SECTION 5.10.  AMENDMENT AND DISCONTINUANCE.

         No award of Units may be granted under this Article V more than ten
(10) years after the Effective Date. The Board may amend, suspend or discontinue the provisions of this Article V at any time or from time to time, provided, that no such action may, without the approval of the shareholders of the Corporation, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Person under this
Article V or materially modify the eligibility requirements for participation under this Article V.

SECTION 5.11.  COMPLIANCE WITH RULE 16b-3.

         With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article V are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article V or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee and the Board.

                                   ARTICLE VI
                          DISCRETIONARY GRANT OF STOCK
                               APPRECIATION RIGHTS

SECTION 6.1.  GRANTS OF SARS.

         (a) The Corporation may grant SARs under this Article VI. SARs will be deemed granted only upon (i) authorization by the Committee, (ii) approval by the Board, and (iii) the execution and delivery of a SAR Agreement by the Eligible Person to whom the SARs are to be granted (the "SAR recipient") and a duly authorized officer of the Corporation. SARs will not be deemed granted merely upon authorization by the Committee. The aggregate number of shares of Stock which shall underlie SARs granted hereunder shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquirable under or underlying all other Rights outstanding under this Plan.

         (b) Each grant of SARs pursuant to this Article VI shall be evidenced by a SAR Agreement between the Corporation and the SAR recipient, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article VI.

SECTION 6.2.  TERMS AND CONDITIONS OF SARS.

         (a) All SARs must be granted within ten (10) years of the Effective Date.

         (b) Each SAR issued pursuant to this Article VI shall have an initial base value (the "Base Value") equal to the Fair Market Value of a share of Common Stock on the date of issuance of the SAR.

         (c)      Subject to the approval of the Board and the provisions of
                  Section 6.2(b) (as to the establishment of the initial Base Value of a SAR), the Committee may establish that the Base Value of a SAR shall be adjusted, upward or downward, on a quarterly basis, based upon the market value performance of the Common Stock in comparison with the aggregate market value performance of the Index or Indices utilized under Section 3.2(b).

         (d) At the discretion of the Committee and the Board, a SAR recipient, as a condition to the granting of a SAR, must execute and deliver to the Corporation a confidential information agreement approved by the Committee.

         (e) Nothing contained in this Article VI, any SAR Agreement or in any other agreement executed in connection with the granting of a SAR under this Article VI will confer upon any SAR recipient any right with respect to the continuation of his or her status as an employee of the Corporation or any of its Subsidiaries.

         (f) Except as otherwise provided herein, each SAR Agreement may specify the period or periods of time within which each SAR or portion thereof will first become exercisable (the "SAR Vesting Period"). Such SAR Vesting Periods will be fixed by the Committee, subject to approval by the Board, and may be accelerated or shortened by the Committee, subject to approval by the Board.

         (g) SARs relating to no less than one hundred (100) shares of Stock may be exercised at any one time unless the number exercised is the total number at that time exercisable under all SARs granted to the SAR recipient.

         (h) A SAR recipient shall have no rights as a shareholder of the Corporation with respect to any shares of Stock underlying such SAR. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 6.2(c).

SECTION 6.3.  RESTRICTIONS ON TRANSFER OF SARS.

         SARs granted under this Article VI may not be Transferred, except as provided in Section 6.7, and during the lifetime of the SAR recipient to whom it was granted, may be exercised only by such SAR recipient.

SECTION 6.4.  EXERCISE OF SARS.

         (a) A SAR recipient (or his or her executors or administrators, or heirs or legatees) shall exercise a SAR by giving written notice of such exercise to the Corporation. SARs may be exercised only upon the completion of the SAR Vesting Period, if any, applicable to such SAR (the date such notice is received by the Corporation being referred to herein as the "SAR Exercise Date").

         (b) Within ten (10) business days of the SAR Exercise Date applicable to a SAR exercised in accordance with Section 6.4(a), the SAR recipient shall be paid in cash the difference between the Base Value of such SAR (as adjusted, if applicable under Section 6.2(c), as of the most recently preceding quarterly period) and the Fair Market Value of the Common Stock as of the SAR Exercise Date, as such difference is reduced by the Company's Tax Withholding Liability arising from such exercise.

SECTION 6.5.  TERMINATION OF SARS.

         Subject to approval by the Board, the Committee shall determine, and each SAR Agreement shall state, the expiration date or dates of each SAR, but such expiration date shall be not later than ten (10) years after the date such SAR is granted (the "SAR Period"). Subject to approval by the Board, the Committee may extend the expiration date or dates of a SAR Period after such date was originally set; provided, however, such expiration date may not exceed the maximum expiration date described in this Section 6.5(a).

SECTION 6.6.  CHANGE IN CONTROL TRANSACTION.

         At any time prior to the date or consummation of a Change in Control Transaction, the Committee may, in its absolute discretion, determine that all or any part of the SARs theretofore granted under this Article VI shall become immediately exercisable in full and may thereafter be exercised at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an excess parachute payment within the meaning of Section 280G of the Code). Any SAR that has not been fully exercised before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all SARs theretofore granted, or the substitution for such SARs of grants of stock appreciation rights having comparable characteristics under a stock appreciation rights plan of a successor employer corporation or bank, or a parent or a subsidiary thereof, with appropriate adjustments, in which event the SARs theretofore granted shall continue in the manner and under the terms so provided.

SECTION 6.7.  DESIGNATION OF BENEFICIARIES.

         A SAR recipient may designate a beneficiary or beneficiaries to receive all or part of the cash to be paid to the SAR recipient under this Article VI in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the SAR recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the SAR recipient and delivered to the Corporation prior to the SAR recipient's Death. In case of the SAR recipient's Death, the amounts to be distributed to the SAR recipient under this Article VI with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article VI to the designated beneficiary or beneficiaries. The amount distributable to a SAR recipient upon Death and not subject to such a designation shall be distributed to the SAQ recipient's estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article VI, the amount in question may be paid to the estate of the SAR recipient in which event the Corporation shall have no further liability to anyone with respect to such amount.

SECTION 6.8.  AMENDMENT AND DISCONTINUANCE.

         The Board may amend, suspend or discontinue the provisions of this
Article VI at any time or from time to time provided that no action of the Board may, without the approval of the shareholders of the Corporation materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Persons or materially modify eligibility requirements for participation under this Article VI. Moreover, no such action may alter or impair any SAR previously granted under this Article VI without the consent of the applicable SAR recipient.

SECTION 6.9.  COMPLIANCE WITH RULE 16b-3.

         With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article VI are intended to comply with all applicable conditions of Rule l6b-3 or its successors under the 1934 Act. To the extent any provision of this Article VI or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee and the Board.

                                   ARTICLE VII
              AUTOMATIC GRANT OF OPTIONS TO NON-EMPLOYEE DIRECTORS

SECTION 7.1.  AUTOMATIC GRANT OF DIRECTOR OPTIONS.

         A Non-Employee Director shall be automatically granted a Nonqualified Option to purchase two thousand five hundred (2,500) shares of Stock (the "Initial Option") on the date the Non-Employee Director begins service as a Non-Employee Director on the Board (even if previously an employee director). Thereafter, for the remainder of the term of the Plan and provided he or she remains a Non-Employee Director of the Company, on the date of the Company's Annual Meeting of Stockholders, each Non-Employee Director shall be automatically granted without further action by the Board or the Committee a Nonqualified Option to purchase one thousand (1,000) shares of Stock (the "Annual Option"). All such Options granted to Non-Employee Directors shall collectively hereinafter be referred as Director Options. The aggregate number of shares of Stock potentially acquirable under all Director Options granted shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquired under, or underlying, all other Rights outstanding under this Plan.

SECTION 7.2.  EXERCISE PRICE.

         (a) Subject to approval by the Board, the initial exercise price of each Director Option granted under this Plan (the "Exercise Price") shall be determined by the Committee in its discretion; provided, however, that the Exercise Price of such Director Option shall not be less than the Fair Market Value of the Common Stock on the date of grant of the Director Option.

         (b)      Subject to the approval of the Board and the provisions of
                  Section 7.2(a) (as to the establishment of the Exercise Price of a Director Option on the date of grant), the Committee may establish that the Exercise Price of a Director Option shall be adjusted upward or downward, on a quarterly basis based upon the market value performance of the Common Stock in comparison with the aggregate market value performance of one or more indices composed of publicly-traded financial institutions and financial institution holding companies deemed by the Committee to be similar (in terms of asset size, capitalization, trading volumes and other factors deemed relevant by the Committee) to the Company (an "Index" and the "Indices"). The Committee may utilize Indices published by third parties and/or may construct one or more Indices meeting the characteristics described above. The Indices utilized will be recalculated quarterly, including in such quarterly recalculation such adjustments for stock splits, reverse stock splits and stock dividends of the companies in the indices and of the Company as are appropriate. Each such Index shall include no fewer than fifteen (15) publicly-traded financial institutions and financial institution holding companies. If more than one Index is utilized by the Committee, it may give such weighting to each Index utilized as the Committee may determine in its sole discretion, consistent with the provisions of this
                  Article VII.

SECTION 7.3    TERMS AND CONDITIONS OF DIRECTOR OPTIONS.

         (a) All grants of Director Options must be made within ten (10) years of the Effective Date.

         (b) Each Director Option shall be evidenced by a Director Option Agreement, which shall contain such provisions as may be determined by the Committee, consistent with this Article VII.

         (c) At the discretion of the Committee, a Non-Employee Director may be required to execute and deliver to the Company a confidentiality agreement approved by the Committee.

         (d) The Initial Option shall vest and become exercisable over a period of five years at the rate of 20% of each grant annually on each of the five consecutive anniversaries of the date of grant directly following the date of grant provided the Non-Employee Director's services as a director continue through each such anniversary. Each Annual Option shall vest and become exercisable upon the date of grant.

         (e) Not less than one hundred (100) shares of Stock may be purchased at any one time through the exercise of the Initial or Annual Option unless the number purchased is the total number at that time purchasable under all Options granted to the Non-Employee Director.

         (f) A Non-Employee Director shall have no rights as a shareholder of the Company with respect to any shares of Stock covered by Director Options granted to the Director until payment in full of the Exercise Price by such Director for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for.

         (g)      Additionally and notwithstanding any other provisions of this
                  Article VII, no shares of Stock obtained pursuant to a Director Option may be Transferred until at least six (6) months and one (1) day shall have elapsed since the date such Director Option was granted.

SECTION 7.4.  EXERCISE OF DIRECTOR OPTIONS.

         (a)      A Director Option may be exercised to the extent exercisable
                  (i) by giving written notice of exercise to the Company, specifying the number of full shares of Stock to be purchased and, if applicable, accompanied by full payment of the Exercise Price thereof and the amount of the Tax Withholding; and (ii) by giving assurances satisfactory to the Company that the shares of Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event the prior occurrence of the Registration or in the event resale of such Stock without such Registration would otherwise be permissible this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act or any other applicable law, regulation or rule of any governmental agency.

         (b) As a condition to the issuance of the shares of Stock upon full or partial exercise of a Director Option, the Non-Employee Director will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Company's Tax Withholding Liability required in connection with such exercise.

         (c) The Exercise Price of a Director Option shall be payable to the Company either (i) in United States dollars, in cash or by check, or money order payable to the order of the Company, or
                  (ii) at the discretion of the Committee and the Board, through the delivery of shares of Stock owned by the Non-Employee Director (including, if the Committee so permits, a portion of the shares of Stock as to which the Option is then being exercised) having a Fair Market Value as of the date of delivery equal to the Exercise Price, or (iii) at the discretion of the Committee and the Board, by a combination of
                  (i) and (ii) above. No shares of Stock shall be delivered until full payment has been made.

SECTION 7.5.  TERM AND TERMINATION OF DIRECTOR OPTION.

         (a) The term of each Director Option ("Term"), after which each such Director Option shall expire, shall be ten years from the date of grant.

         (b) If prior to the expiration of the Term of a Director Option, the Non-Employee Director shall cease to be a member of the Board for any reason other than his Death or Disability, the Director Option shall expire on the earlier of the expiration of the Term or the date that is 90 days after the date of such cessation. If prior to the expiration of the Term of a Director Option, a Non-Employee

                  Director shall cease to be a member of the Board by reason of Death, the Director Option shall expire on the earlier of the expiration of the Term or one year after the date of such cessation. In the event a Non-Employee Director ceases to be a member of the Board for any reason, any unexpired Director Options shall thereafter be exercisable until their expiration only to the extent that such Director Options were exercisable at the time of such cessation.

SECTION 7.6.  CHANGE IN CONTROL TRANSACTION.

         At any time prior to the date of consummation of a Change in Control Transaction, the Committee may, in its absolute discretion, determine that all or any part of the Director Options theretofore granted under this Article VII shall become immediately exercisable in full and may thereafter be exercised at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof). Any Director Option that has not been fully exercised before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all Director Options theretofore granted, or the substitution for such Director Options of options to acquire the voting stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Director Options theretofore granted shall continue in the manner and under the terms so provided.

SECTION 7.7.  RESTRICTIONS ON TRANSFER.

         Director Options shall not be transferable except by last will and testament or the laws of descent and distribution and shall be exercisable during the Non-Employee Director's lifetime only by him. Non-Employee Directors are eligible to receive awards under this Plan in addition to (and not in lieu of) any awards pursuant to this Article VII.

SECTION 7.8.  STOCK CERTIFICATES.

         Certificates representing the Stock issued pursuant to the exercise of Director Options will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a "stop transfer" order against such shares of Stock until all restrictions and conditions set forth in this Article VII, the applicable Director Option Agreement, and in the legends referred to in this Section 7.8 have been complied with.

SECTION 7.9.  AMENDMENT AND DISCONTINUANCE.

         The Board may amend, suspend or discontinue the provisions of this
Article VII at any time or from time to time; provided, that no such action may, without the approval of the shareholders of the Company, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Non-Employee Directors or materially modify eligibility requirements for participation under this Article VII.

SECTION 7.10.  COMPLIANCE WITH RULE 16b-3.

         With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article VII are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article VII or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee and the Board.

                                  ARTICLE VIII
                                  MISCELLANEOUS

SECTION 8.1.  APPLICATION OF FUNDS.

         The proceeds received by the Corporation from the sale of Stock pursuant to the exercise of Rights will be used for general corporate purposes.

SECTION 8.2.  NO OBLIGATION TO EXERCISE RIGHT.

         The granting of a Right shall impose no obligation upon the recipient to exercise such Right.

SECTION 8.3.  TERM OF PLAN.

         Except as otherwise specifically provide herein, Rights may be granted pursuant to this Plan from time to time within ten (10) years from the Effective Date.